© Ciena Corporation 2026. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q3 2026 Earnings Presentation Period ended August 1, 2026 September 3, 2026

© Ciena Corporation 2026. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our business and that of our customers, including their spending; the development and use of artificial intelligence and its impact on overall networking technology spending; our ability to execute our business and growth strategies; supply chain constraints or disruptions including increased costs and lead times; the introduction of new technologies by us or our competitors; the timing and size of customer orders, their delivery dates and our ability to fulfill and recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, and public health emergencies, epidemics, or pandemics; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K filed with the SEC on December 12, 2025 and included in its Quarterly Report on Form 10-Q for the third quarter of fiscal 2026 to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. With respect to Ciena’s expectations under “Business Outlook", Ciena is not able to provide a quantitative reconciliation of the adjusted (non-GAAP) gross margin, adjusted (non-GAAP) operating expense, and adjusted (non-GAAP) operating margin guidance measures to the corresponding gross margin, operating expense, and operating margin GAAP measures without unreasonable efforts. Ciena cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures due to the forward-looking nature of these estimates and their inherent variability and uncertainty. For the same reasons, Ciena is unable to address the probable significance of the unavailable information. Note Regarding Market Data: Any market definitions, market share estimates, and competitive landscape depicted herein are provided for illustrative and discussion purposes only. They are based on third-party industry analyst information and/or internal analyses derived from third-party inputs and may not reflect actual market conditions, competitive dynamics, or an exhaustive list of products, services, competitors, or technologies that may be relevant for any particular application.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.3 Table of Contents 1. Introduction to Ciena 2. Fiscal Q3 2026 financial performance 3. Fiscal Q4 2026 outlook and full-year 2027 preliminary outlook 4. Appendix

© Ciena Corporation 2026. All rights reserved. Proprietary Information.4 Executive Summary Optical technology is the transport engine that is the key enabler for customers to monetize their AI investments Ciena is the only pure-play optical systems provider operating at scale today Q3 2026 results demonstrate outstanding growth and operational excellence Delivered a record quarter across the board Demand for our innovative solutions continues to increase as evidenced by our growing backlog and customer commitments, resulting in multi-year visibility To address this long-term elevated demand, we have entered into long-term agreements (LTAs) with suppliers and are confident in our ability to continue to take share

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Introduction to Ciena

Ciena has global network reach and scale

Scale and reach

$4.8B FY2025 Revenue
19% YoY growth

9,000+ Employees*
Including 4,500+ R&D specialists

80+ Countries*
Customers on six continents

1,700+ Customers*
Worldwide

Strategic focus

Traditional Network WAN
Network backbone, edge, and operations

AI-WAN
Data center interconnect (DCI) and scale-across

Interconnects
Scale-up, scale-out and DC operations

Recognized leadership

#1 in Data Center Interconnect Globally**
Dell'Oro Group

#1 in Total Optical Networking in N. America**
Cignal AI, Dell'Oro Group, Omdia

#1 in Submarine Networks Globally**
Omdia

*Based on FYE2025
** Market share measures as of Q2 2026 exclude China. Market data is derived from third-party industry analysts. Such data is subject to the assumptions, methodologies, and limitations of those sources and may not reflect actual, current or complete market conditions. Ciena has not independently verified the accuracy or completeness of this information.

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.7 Data generation and bandwidth are continuing to grow The size and scale of AI-driven investments are resulting in sustained high bandwidth growth

© Ciena Corporation 2026. All rights reserved. Proprietary Information.8 Cloud Providers are the drivers of industry change Cloud Providers (CP) – and especially the Hyperscalers – are funding an unprecedented scale of investment

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Q3 FY 2026 results

Ciena's differentiated position in AI is driving record Q3 performance

Achieving broad-based growth

- Revenue: $1.7B, up 37% YoY
- Cloud provider revenue: 53% of total, up 82% YoY
- RLS and Waveserver revenue each grew more than 55% YoY
- Pluggables revenue more than doubled YoY as WaveLogic 6 Nano (WL6n) ramped meaningfully
- APAC revenue increased 58% YoY, with strength across the region

Driving the pace of innovation

- Received a significant direct performance optics module order, expanding Ciena's participation in new hyperscaler technology consumption models
- Secured a second multi-rail win, further validating Ciena's technology leadership in high-density photonic architectures for AI infrastructure
- Record shipments in WL5e, WL6e, and WL6n, demonstrating strength across high-performance modems and coherent pluggables
  - WL6n 800ZR pluggables shipments more than doubled QoQ

Prioritizing long-term shareholder value

- Adj. gross margin: 46.4%, up +450bps YoY
- Adj. operating margin: 22.5%, up +1,180bps YoY
- Repurchased $172M in Q3; ~$665M returned under the $1B program
- Completed a $2.9B, 0.0% coupon convertible debt offering, lowering overall interest expense and enhancing financial flexibility

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.
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© Ciena Corporation 2026. All rights reserved. Proprietary Information.11 Q3 FY 2026 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. ** Denotes % change, or in the case of margin, absolute change GAAP Results Q3 FY 2025 Q2 FY2026 Q3 FY2026 YoY Change** Revenue $1.22B $1.57B $1.67B 37% Gross Margin 41.3% 44.0% 45.4% 410 bps Operating Expense $430M $454M $458M 7% Operating Margin 6.1% 15.1% 18.0% 1,190 bps EBITDA $109M $283M $350M 220% Fully Diluted EPS $0.35 $1.49 $1.83 423% Non-GAAP Results Q3 FY 2025 Q2 FY2026 Q3 FY2026 YoY Change** Revenue $1.22B $1.57B $1.67B 37% Adjusted Gross Margin* 41.9% 44.9% 46.4% 450 bps Adjusted Operating Expense* $380M $398M $400M 5% Adjusted Operating Margin* 10.7% 19.5% 22.5% 1,180 bps Adjusted EBITDA* $158M $342M $411M 160% Adjusted EPS* $0.67 $1.64 $2.11 215%

© Ciena Corporation 2026. All rights reserved. Proprietary Information.12 Q3 FY 2026 comparative operating metrics Q3 FY 2025 Q3 FY 2026 YoY Change* Cash and investments $1.4B $2.8B 100% Cash provided by operations $174M $196M 13% Free cash flow $135M $116M (14)% DSO 88 76 (12) Inventory turns 2.7x 3.5x 0.8x Net debt $204M $431M 111% Gross leverage 2.8x 2.6x (0.2)x * Denotes % change, or in the case of DSO, inventory turns, and gross leverage, absolute change

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Business outlook

© Ciena Corporation 2026. All rights reserved. Proprietary Information.14 Key assumptions underlying our outlook AI infrastructure investment: Cloud providers continue to execute on capital expenditure investment plans on AI infrastructure buildouts at levels consistent with recent public commitments. Supply chain: Global supply of optical components and substrates remains broadly stable, with no material disruptions to our ability to fulfill customer orders. Trade and tariff policy: No material change to current US and international tariff and trade policy affecting our products or our customers’ purchasing decisions. Foreign exchange: Currency exchange rates remain broadly consistent with levels prevailing at the time of this report. For additional considerations relating to our outlook, please refer to our note about forward looking statements on Slide 2 and the risk factors disclosed in Ciena's periodic reports filed with the Securities and Exchange Commission.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.15 Business outlook for fiscal Q4 20261 1 Projections or outlook with respect to future operating results are only as of September 3, 2026, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Fiscal Q4 2026 Revenue $1.75B plus or minus $50M Adjusted Gross Margin 45.0% plus or minus 50 bps Adjusted Operating Expense $415M plus or minus $10M Adjusted Operating Margin 20.0% plus or minus 50 bps

© Ciena Corporation 2026. All rights reserved. Proprietary Information.16 Early view of outlook for fiscal year 20271 1 Projections or outlook with respect to future operating results are only as of September 3, 2026, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Fiscal FY 2027 Revenue At least 30% growth Adjusted Gross Margin 45% to 46% Adjusted Operating Margin 25% to 27%

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Q3 FY 2026 appendix

© Ciena Corporation 2026. All rights reserved. Proprietary Information.18 Glossary of terms Term Definition Coherent optics A technology for sending data over fiber optic cables using light waves — faster and more efficient than traditional methods at long distances WaveLogic Ciena’s proprietary family of coherent optical chips — the core technology inside most of our networking products Data center interconnect The optical connections that link data centers to each other — the fastest-growing segment of the optical networking market RLS (reconfigurable line system) Optical network hardware that flexibly routes, amplifies, and manages wavelengths across the network and that can be remotely reconfigured without physically sending a technician on-site RLS Hyper-Rail Ciena's 6th generation of line systems, and the 2nd generation intelligent photonic line systems designed to support multiple fiber pairs—or rails—in parallel. Multi-rail systems are optimized for deploying multiple fibers over the same route, with each rail functioning as a high-capacity optical highway with dedicated amplification, monitoring, and control. DCOM Fiber-based Passive Optical Network (PON) system that integrates Ethernet and console connectivity, enabling secure remote monitoring and control even when the primary network is unavailable. It replaces traditional copper-based out-of-band management infrastructure with a simpler, more scalable architecture. 400G / 800G / 1.6T Shorthand for data transmission speeds: 400, 800, or 1,600 gigabits per second — each generation roughly doubles the capacity of the previous Scale-across Connects distributed AI training clusters across multiple data centers. Enables hyperscalers to operate geographically separated GPU fabrics as a single system, delivering the bandwidth, latency, and reliability required for large-scale AI training.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.19 Revenue by segment and margins * Reconciliations of these non-GAAP measures to GAAP results are included in this presentation. ** Denotes % of total revenue

© Ciena Corporation 2026. All rights reserved. Proprietary Information.20 Revenue by customer type

© Ciena Corporation 2026. All rights reserved. Proprietary Information.21 Revenue by geographic region 9% 8% 11% 15% 14% 12% 76% 78% 78% 77% 14% 8% 10% 11% 79%

© Ciena Corporation 2026. All rights reserved. Proprietary Information.22 Q3 FY 2026 Q2 FY 2026 Q1 FY 2026 Q4 FY 2025 Q3 FY 2025 GAAP gross profit $759,265 $691,554 $625,520 $577,179 $503,079 Share-based compensation-products 2,175 2,010 1,822 1,964 2,027 Share-based compensation-services 4,666 4,504 4,025 3,857 3,942 Amortization of intangible assets 9,652 6,787 6,785 3,750 2,232 Total adjustments related to gross profit 16,493 13,301 12,632 9,571 8,201 Adjusted (non-GAAP) gross profit $775,758 $704,855 $638,152 $586,750 $511,280 Adjusted (non-GAAP) gross profit percentage 46.4% 44.9% 44.7% 43.4% 41.9 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q3 FY 2026	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025
GAAP operating expense	$458,086	$453,683	$436,108	$566,688	$429,544
Share-based compensation-research and development	20,173	18,586	16,594	16,274	16,749
Share-based compensation-sales and marketing	16,623	16,486	14,754	13,543	13,277
Share-based compensation-general and administrative	14,241	13,887	12,632	13,248	11,008
Significant asset impairments and restructuring costs	887	805	1,498	106,851	1,770
Amortization of intangible assets	3,713	3,713	4,736	6,112	6,556
Acquisition and integration costs	—	—	306	1,148	—
Holdback arrangement	2,419	2,411	2,403	802	—
Total adjustments related to operating expense	58,056	55,888	52,923	157,978	49,360
Adjusted (non-GAAP) operating expense	**$400,030**	**$397,795**	**$383,185**	**$408,710**	**$380,184**

Income from Operations Reconciliation
(Amounts in thousands)

	Q3 FY 2026	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025
GAAP income from operations	$301,179	$237,871	$189,412	$10,491	$73,535
Total adjustments related to gross profit	16,493	13,301	12,632	9,571	8,201
Total adjustments related to operating expense	58,056	55,888	52,923	157,978	49,360
Total adjustments related to income from operations	74,549	69,189	65,555	167,549	57,561
Adjusted (non-GAAP) income from operations	**$375,728**	**$307,060**	**$254,967**	**$178,040**	**$131,096**
Adjusted (non-GAAP) operating margin percentage	**22.5 %**	**19.5 %**	**17.9 %**	**13.2 %**	**10.7 %**

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.
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Net Income Reconciliation
(Amounts in thousands)

	Q3 FY 2026	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025
GAAP net income	$266,418	$218,220	$150,283	$19,489	$50,308
Exclude GAAP provision (benefit) for income taxes	44,203	12,840	30,832	(16,631)	15,511
Income before income taxes	310,621	231,060	181,115	2,858	65,819
Total adjustments related to income from operations	74,549	69,189	65,555	167,549	57,561
Loss on extinguishment of debt	7,143	—	—	—	—
Gain on early termination of interest rate swaps	(7,720)	—	—	—	—
Adjusted income before income taxes	384,593	300,249	246,670	170,407	123,380
Non-GAAP tax provision on adjusted income before income taxes	76,919	60,050	49,334	37,490	27,144
Adjusted (non-GAAP) net income	**$307,674**	**$240,199**	**$197,336**	**$132,917**	**$96,236**
Weighted average basic common shares outstanding	142,061	141,949	141,676	141,527	141,846
Weighted average diluted potential common shares outstanding(1)	145,967	146,314	145,799	145,470	144,499

Net Income per Common Share

	Q3 FY 2026	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025
GAAP diluted net income per potential common share	$ 1.83	$ 1.49	$ 1.03	$ 0.13	$ 0.35
Adjusted (non-GAAP) diluted net income per potential common share	**$ 2.11**	**$ 1.64**	**$ 1.35**	**$ 0.91**	**$ 0.67**

(1) Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the third quarter ended fiscal 2026 includes 3.9 million shares underlying certain stock option and stock unit awards.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.25 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q3 FY 2026 Q2 FY 2026 Q1 FY 2026 Q4 FY 2025 Q3 FY 2025 Net income (GAAP) $266,418 $218,220 $150,283 $19,489 $50,308 Add: Interest expense 5,803 20,922 21,254 21,982 22,806 Less: Interest and other income, net 22,388 14,111 12,957 14,349 15,090 Add: Loss on extinguishment and modification of debt 7,143 — — — — Add: Provision (benefit) for income taxes 44,203 12,840 30,832 (16,631) 15,511 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 35,326 34,712 32,309 27,496 26,866 Add: Amortization of intangible assets 13,365 10,500 11,521 9,862 8,788 EBITDA $349,870 $283,083 $233,242 $47,849 $109,189 Add: Share-based compensation expense 57,878 55,473 49,827 48,886 47,003 Add: Significant asset impairments and restructuring expense 887 805 1,498 106,851 1,770 Add: Acquisition and integration costs — — 306 1,148 — Add: Holdback arrangement 2,419 2,411 2,403 802 — Adjusted EBITDA $411,054 $341,772 $287,276 $205,536 $157,962 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)